TAXES ON INCOME	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9:-	TAXES ON INCOME

a.
Deferred tax assets and liabilities:

The Company recorded a full valuation allowance for deferred tax assets with respect to its deferred tax assets in Israel due to uncertainty about its ability to utilize such losses in the future. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making this assessment.

b.
Reconciliation of the theoretical income tax (expense) benefit to the actual income tax expense:

For the nine months period ended September 30, 2018 the main differences between the theoretical tax expenses (statutory tax rate of 23%) and the actual tax expenses are tax benefit arising from "Beneficiating and Preferred enterprises" and valuation allowance of deferred tax asset in regards to carryforward tax losses.

c.
Accounting for uncertainty in income taxes:

As of December 31, 2017 and September 30, 2018, the Company did not have any unrecognized tax benefits and thus, no interest and penalties related to unrecognized tax benefits were recorded. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve-month months.